UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-03159
Active Assets Money Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6963
Date of fiscal year end: June 30, 2010
Date of reporting period: March 31, 2010

Item 1. Schedule of Investments.
The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Active Assets Money Trust
Portfolio of Investments • March 31, 2010 (unaudited)

PRINCIPAL		ANNUALIZED
AMOUNT IN		YIELD ON		MATURITY
THOUSANDS		DATE OF PURCHASE		DATE		VALUE
	Repurchase Agreements (36.3%)
$270,000	Barclays Capital LLC (dated 03/31/10; proceeds $270,000,075; fully collateralized by Government National Mortgage Assoc. 4.00% — 6.00% due 11/15/24 — 01/20/60; valued at $278,100,001)	0.01%		04/01/10		$270,000,000
170,000	BNP Paribas Securities (dated 03/31/10; proceeds $170,000,047; fully collateralized by Federal National Mortgage Assoc. 3.43% — 6.15% due 10/01/34 — 11/01/39; Federal Home Loan Mortgage Corp. 5.07% — 6.10% due 03/01/36 — 12/01/38; valued at $175,100,001)	0.01		04/01/10		170,000,000
310,840	Goldman Sachs & Co. (dated 03/31/10; proceeds $310,840,086; fully collateralized by Federal National Mortgage Assoc. 2.38% —8.00% due 05/01/14 — 04/01/40; Federal Home Loan Mortgage Corp. 4.00% — 8.00% due 04/01/14 — 02/01/40; valued at $320,165,201)	0.01		04/01/10		310,840,000

	Total Repurchase Agreements (Cost $750,840,000)					750,840,000

	Commercial Paper (30.2%)
	International Banks
50,000	Atlantis One Funding (a)	0.20		04/01/10		50,000,000
65,000	Barclays Bank PLC — NY	0.15		04/01/10		65,000,000
100,000	BNP Paribas	0.22		04/23/10		99,986,556
71,000	BPCE SA (a)	0.52-0.59		09/13/10- 10/04/10		70,809,462
95,000	Credit Agricole CIB N.A.	0.17		04/01/10		95,000,000
100,000	Intesa Funding LLC	0.19-0.23		04/01/10- 04/23/10		99,993,675
94,000	Lloyds TSB Bank PLC	0.55		04/15/10		93,979,895
50,000	Nordea Bank AB	0.19		04/28/10		49,992,875

	Total Commercial Paper (Cost $624,762,463)					624,762,463

	Certificates of Deposit (19.7%)
	International Banks
100,000	Credit Industriel et Commercial	0.32		07/01/10		100,000,000
15,000	Lloyds TSB Bank PLC	0.45		05/24/10		15,000,000
101,000	Royal Bank of Scotland PLC	0.21		04/15/10		101,000,000
100,000	Skandinaviska Enskilda Banken AB	0.29		04/30/10		100,000,000
90,000	UniCredit SpA	0.24		04/22/10		90,000,000

	Total Certificates of Deposit (Cost $406,000,000)					406,000,000

	Floating Rate Notes (13.2%)
	International Banks (5.9%)
38,000	Barclays Bank PLC — NY	0.36	(b)	04/15/10	(c)	38,000,000
85,000	Societe Generale N.Y., Inc.	0.55	(b)	05/05/10	(c)	85,000,000

						123,000,000

	U.S. Government Agency (7.3%)
150,000	Federal Home Loan Bank	0.06-0.07	(b)	05/08/10- 05/18/10	(c)	149,962,796

	Total Floating Rate Notes (Cost $272,962,796)					272,962,796

	Total Investments (Cost $2,054,565,259) (d)			99.4%		2,054,565,259
	Other Assets in Excess of Liabilities			0.6		12,302,678

	Net Assets			100.0%		$2,066,867,937

(a)	Resale is restricted to qualified institutional investors.

(b)	Rate shown is the rate in effect at March 31, 2010.

(c)	Date of next interest rate reset.

(d)	Cost is the same for federal income tax purposes.

Active Assets Money Trust
Notes to Portfolio of Investments • March 31, 2010 (unaudited)
Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.
The following is the summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at fair value:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Repurchase Agreements	$750,840,000	—	$750,840,000	—
Commercial Paper	624,762,463	—	624,762,463	—
Certificates of Deposit	406,000,000	—	406,000,000	—
Floating Rate Notes	272,962,796	—	272,962,796	—

Total	$2,054,565,259	—	$2,054,565,259	—

Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Item 2. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 3. Exhibits.
(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets Money Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer May 17, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer May 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer May 17, 2010